GSV Capital Corp. Reports First Quarter 2013 Results of Operations

Net Asset Value of $12.69 Per Share as of March 31, 2013

WOODSIDE, Calif., May 8, 2013 — (GLOBE NEWSWIRE) — GSV Capital Corp., ("GSV" or the “Company”) (Nasdaq:GSVC), today reported financial results for the first quarter ended March 31, 2013.

“Dramatic growth and value creation are taking place in the private marketplace today, and GSV’s value proposition enables investors to access many of the world's most dynamic, VC-backed companies,” said Michael Moe, GSV's founder and Chief Executive Officer. “We are pleased with the growth and execution that our portfolio companies are delivering and we have great confidence in the long-term value that we believe is being created. In our opinion, the fundamentals of the companies in our portfolio remain very strong overall and we believe there are a number of potential catalysts on the horizon.”

Portfolio as of March 31, 2013

At March 31, 2013, the Company had positions in 45 portfolio companies at a fair value of $222.2 million. Additionally, the Company had cash and short-term investments of $22.8 million.

Out of GSV’s 45 portfolio companies, the top 10 investments represented 60.6% of net asset value, and the top three investments represented 28.9% of net asset value. Net assets totaled $245.1 million or $12.69 per share at March 31, 2013.

Top Ten Investments at March 31, 2013

$ in millions	Fair Value	% of Net Asset Value
Twitter, Inc.	$35.2	14.4%
Palantir Technologies, Inc.	20.6	8.4
Dropbox, Inc.	15.0	6.1
Chegg, Inc.	14.2	5.8
Violin Memory, Inc.	14.2	5.8
2U, Inc. (f/k/a 2tor, Inc.)	10.3	4.2
Avenues World Holdings LLC	10.0	4.1
Solexel, Inc.	10.0	4.1
Kno Inc.	9.9	4.0
Facebook, Inc.	9.0	3.7
Total	$148.4	60.6%

GSV Capital Corp.

Portfolio Investment Activity

During the first quarter of 2013, GSV invested a total of approximately $3.4 million, plus transaction costs, in the following portfolio companies: SugarCRM Inc.; Fullbridge, Inc.; CUX Inc. (d/b/a CorpU); and AlwaysOn, Inc.

Financial Results

Investment income was $4,535, or $0.00 per share, for the three months ended March 31, 2013, compared to $117,805, or $0.01 per share, for the three months ended March 31, 2012. Net investment loss was $2,567,725 or $0.13 per share, for the first quarter of 2013, compared to a net investment loss of $1,094,002, or $0.12 per share, for the first quarter of 2012. Net decrease in net assets resulting from operations was $7,491,255 or $0.38 per share for the first quarter of 2013, compared to $83,063, or $0.01 per share, for the first quarter of 2012.

Weighted average common shares outstanding were 19.3 million for the three months ended March 31, 2013, and 9.4 million for the three months ended March 31, 2012.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is (877) 941-8609 and the conference call number for participants outside the U.S. is (480) 629-9692. The conference ID number for both call numbers is 4616073. Additionally, interested parties can listen to a live webcast of the call from the "Investors" section of GSV Capital's website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed through May 15, 2013 by dialing (800) 406-7325 (U.S.) or (303) 590-3030 (international), using conference ID number 4616073.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

GSV Capital Corp.

Contact

Financial Profiles, Inc.

Tricia Ross, (650) 235-4769

gsv@finprofiles.com

GSV Capital Corp.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2013	December 31, 2012
ASSETS	(Unaudited)
Investments at fair value:
Investments in affiliated securities (cost of $40,175,504 and $38,210,753, respectively)	$34,353,557	$34,648,363
Investments in non-control/non-affiliated securities (cost of $195,306,389 and $198,936,982, respectively)	187,801,048	190,748,722
Investments in money market funds (cost of $16,000,000 and $16,000,000, respectively)	16,000,000	16,000,000
Total Investments (cost of $251,481,893 and $253,147,735, respectively)	238,154,605	241,397,085

Cash	6,818,379	11,318,525
Due from:
GSV Asset Management	8,505	5,723
Portfolio companies	323,041	316,377
Prepaid expenses	65,741	63,953
Dividend receivable	1,477	1,920
Other assets	48,489	27,145
Total Assets	245,420,237	253,130,728

LIABILITIES
Due to:
GSV Asset Management	39,012	51,194
Accounts payable	236,359	204,093
Accrued expenses	53,320	292,640
Total Liabilities	328,691	547,927
Commitments and contingencies (Note 6)
Net Assets	$245,091,546	$252,582,801

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 and 19,320,100 issued and outstanding, respectively)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(12,884,470)	(10,316,745)
Accumulated net realized loss on investments	(4,727,411)	(1,380,519)
Accumulated net unrealized depreciation on investments	(13,327,288)	(11,750,650)
Net Assets	$245,091,546	$252,582,801

Net Asset Value Per Share	$12.69	$13.07

GSV Capital Corp.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended March 31, 2013	Three months ended March 31, 2012
INVESTMENT INCOME
Interest income from non-control/non-affiliated securities	$-	$112,101
Dividend income	4,535	5,704

Total Investment Income	4,535	117,805

OPERATING EXPENSES
Investment management fees	1,283,599	621,926
Costs incurred under administration agreement	887,984	345,594
Directors’ fees	65,250	42,500
Professional fees	236,886	131,845
Insurance expense	53,013	46,669
Investor relations expense	43,562	14,250
Other expenses	1,966	9,023

Total Operating Expenses	2,572,260	1,211,807

Net Investment Loss	(2,567,725)	(1,094,002)

Net Realized Loss on Investments	(3,346,892)	(256)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,576,638)	1,011,195

Net Decrease in Net Assets Resulting From Operations	$(7,491,255)	$(83,063)

Net Decrease in Net Assets Resulting From Operations Per Common Share	$(0.38)	$(0.01)

Weighted Average Common Shares Outstanding	19,320,100	9,387,133

GSV Capital Corp.

FINANCIAL HIGHLIGHTS

(Unaudited)

							For the period from January 6, 2011
	Three months ended March 31, 2013		Three months ended March 31, 2012		Year ended December 31, 2012		(date of inception) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$13.07		$12.95		$12.95		$-
Issuance of common shares	-		1.14	(3)	1.91	(4)	14.67	(5)
Underwriters’ discount	-		(0.58	)(2)	(0.72	)(2)	(0.86	)(2)
Offering costs	-		(0.03	)(2)	(0.04	)(2)	(0.19	)(2)
Net investment loss	(0.13	)(1)	(0.12	)(2)	(0.51	)(1)	(0.37	)(2)
Realized loss	(0.17	)(1)	-		(0.09	)(1)	-
Change in unrealized depreciation	(0.08	)(1)	0.11	(2)	(0.43	)(6)	(0.30	)(2)
Net asset value at end of period	$12.69		$13.47		$13.07		$12.95

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the three months ended March 31, 2012 is based on the change in net asset value from the secondary offering on February 10, 2012.
(4)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(5)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(6)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

GSV Capital Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Twitter, Inc.	San Francisco, CA
Common shares	Social	1,835,600	$31,755,821	$34,013,669	13.88%
Preferred shares, Series A	Communication	65,000	1,235,290	1,204,450	0.49%
Total			32,991,111	35,218,119	14.37%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,145,690	20,051,479	19,650,648	8.02%
Preferred shares, Series G		326,797	1,008,968	973,855	0.40%
Total			21,060,447	20,624,503	8.42%

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,641,153	8,674,133	3.54%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,305,707	2.57%
Total			13,656,486	14,979,840	6.11%

Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,274,193	10,012,543	9,763,275	3.98%
Preferred shares, Series F		500,000	4,008,654	4,431,600	1.81%
Total			14,021,197	14,194,875	5.79%

Violin Memory, Inc.	Mountain View, CA
Preferred shares, Series B	Flash	800,000	4,800,798	4,189,312	1.71%
Preferred shares, Series D	Memory	1,666,666	10,018,370	9,999,996	4.08%
Total			14,819,168	14,189,308	5.79%

2U, Inc. (f/k/a 2tor, Inc.)	Landover, MD
Common shares	Online Education	1,151,802	8,757,599	8,963,899	3.66%
Preferred shares, Series A		167,431	1,273,125	1,303,032	0.53%
Total			10,030,724	10,266,931	4.19%

Avenues World Holdings LLC (3)	New York, NY
Preferred shares, Class A-1	Globally-focused	5,000,000	10,026,005	10,037,500	4.10%
	Private School

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	4,576,659	10,016,559	10,000,000	4.08%

Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,249,999	0.92%
Preferred shares, Series C-1	Textbooks	1	7,510,334	7,500,000	3.06%
Common shares		50,000	214,681	162,025	0.07%
Total			9,987,021	9,912,024	4.05%

Facebook, Inc. (8)	Menlo Park, CA
Common shares, Class B	Social Networking	350,000	10,472,294	8,953,000	3.65%

GSV Capital Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	4,070,667	$7,011,025	$7,261,052	2.96%

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer	1,086,047	3,813,378	3,801,165	1.55%
Preferred shares, Series E	Relationship	373,134	1,500,247	1,499,999	0.61%
Total	Manager		5,313,625	5,301,164	2.16%

Totus Solutions, Inc. (2)	Carrollton, TX
Common shares	LED Lighting	20,000,000	5,023,748	3,960,000	1.62%

Grockit, Inc. (2)	San Francisco, CA
Preferred shares, Series D	Online Test	2,728,252	2,005,945	2,247,398	0.92%
Preferred shares, Series E	Preparation	1,731,501	1,503,670	1,499,999	0.61%
Total			3,509,615	3,747,397	1.53%

StormWind, LLC (2) (5)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning	3,279,629	2,019,687	3,552,931	1.45%
	Platform

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,408,870	1.39%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,728,724	3,260,465	3,250,001	1.33%

Spotify Technology S.A. (8)	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	3,164,575	1.29%

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,346	3,115,269	1.27%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical Scheduling	200,000	3,563,178	3,100,000	1.26%

Global Education Learning (Holdings) Ltd. (2) (8)	Hong Kong
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	3,076,110	1.26%

GSV Capital Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript	2,400,384	$3,000,000	$3,036,486	1.24%
	Exchange

Whittle Schools, LLC (2) (4)	New York, NY
Preferred shares, Series B	Globally-focused	3,000,000	3,000,000	3,000,000	1.22%
	Private School

CUX, Inc. (d/b/a CorpU) (2)	San Francisco, CA
Preferred shares, Series C	Corporate Education	246,305	2,006,077	1,999,997	0.82%
Preferred shares, Series C-1		50,960	519,989	517,244	0.21%
Total			2,526,066	2,517,241	1.03%

SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online Marketplace	1,771,653	2,257,984	2,232,283	0.91%
Common warrants, $0.13 strike price, expire 6/15/2018	(Finance)	770,934	23,128	146,477	0.06%
Total			2,281,112	2,378,760	0.97%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace	377,358	2,014,863	2,307,922	0.94%
	(Cars)

Maven Research, Inc. (2)	San Francisco, CA
Preferred shares, Series B	Knowledge	49,505	217,206	293,713	0.12%
Preferred shares, Series C	Networks	318,979	1,999,998	1,892,501	0.77%
Total			2,217,204	2,186,214	0.89%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,545,181	2,000,000	2,097,583	0.86%

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media	904,977	2,060,791	2,036,198	0.83%
	Analytics

The Echo System Corp. (1) (2)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	1,607,545	0.66%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	60,156	0.02%
Total			1,512,392	1,667,701	0.68%

GSV Capital Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares / Capital Contribution	Cost	Fair Value	% of Net Assets

Silver Spring Networks, Inc. (9)	Redwood City, CA
Common shares	Smart Grid	102,028	$5,145,271	$1,591,331	0.65%

AltEgo, LLC (2) (6)	Santa Monica, CA
Preferred shares, Series B-2	Social Media Customer Acquisition Platform	1,400,000	1,420,406	1,194,200	0.49%

S3 Digital Corp. (d/b/a S3i) (2)	New York, NY
Preferred shares, Class A1	Sports Analytics	1,033,452	989,058	1,050,504	0.43%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	-	-%
Total			1,020,412	1,050,504	0.43%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	976,000	0.40%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,266,940	911,058	0.37%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	787,514	0.32%

AlwaysOn, Inc. (1) (2)	Woodside, CA
Preferred shares, Series A	Social Media	1,066,626	1,027,391	203,011	0.08%
Preferred shares, Series A-1		2,101,612	416,706	400,000	0.16%
Total			1,444,097	603,011	0.24%

Ozy Media, Inc.	Mountain View, CA
Preferred shares, Series Seed	Social Media	500,000	500,000	512,250	0.21%

Starfish Holdings, Inc. (d/b/a YourOffers) (2)	Beverly Hills, CA
Preferred shares, Series A, and common warrants, $0.00001 strike price, expire 11/13/2019	Marketing Platform	43,878,894	2,029,695	500,000	0.20%

NestGSV Silicon Valley, LLC (2) (7)	Redwood City, CA
Common membership interest	Incubator	$500,000	500,000	500,000	0.20%

SinoLending Ltd. (2) (8)	Shanghai, China
Preferred shares, Class A	Chinese P2P Lending	6,414,368	501,998	474,663	0.19%

GSV Capital Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

NewZoom, Inc. (d/b/a ZoomSystems)	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	$260,476	$262,500	0.12%

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	250,000	0.10%

Serious Energy, Inc. (8)	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	-	-%

Top Hat 430, Inc. (2) (8) (10)	Shakopee, MN
Preferred shares, Series A	Jewelry Retailing	1,844,444	4,167,943	-	-%
Preferred warrants, $2.25 strike price, expire 11/2/2017	Technology	13,333	-	-	-%
Total			4,167,943	-	-%

Total Portfolio Investments			235,481,893	222,154,605	90.65%

Money Market Funds (1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		8,000,000	8,000,000	8,000,000	3.26%
Prime Money Market Portfolio		8,000,000	8,000,000	8,000,000	3.26%
Total Money Market Funds			16,000,000	16,000,000	6.52%

Total Investments			$251,481,893	$238,154,605	97.17%

*  All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.

(1)  Investment is income producing.

(2)  Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.

(3)  GSV Capital Corp.’s investment in Avenues World Holdings LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.

(4)  GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc.

(5)  GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

(6)  GSV Capital Corp.’s investment in AltEgo, LLC is held through its wholly-owned subsidiary GSVC AE Holdings, Inc.

(7)  GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.

(8) Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of GSV Capital Corp.’s total assets at the time of acquisition of any additional non-qualifying assets.

(9) On March 12, 2013, Silver Spring Networks, Inc. priced its initial public offering, selling 4,750,000 shares at a price of $17 per share. GSV Capital Corp.’s shares in Silver Spring Networks, Inc. are subject to a lock-up agreement that expires on September 8, 2013. At March 31, 2013, GSV Capital Corp. valued Silver Spring Networks, Inc. based on its March 31, 2013 closing price.

(10) On March 25, 2013, Top Hat 430, Inc. filed for Chapter 7 bankruptcy after filing for Chapter 11 bankruptcy in February 2013 and failing to reach a reorganization agreement.